UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2016

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure
Item 8.01    Other Events

As disclosed in the current report on Form 8-K of MoneyOnMobile Inc. (the “Company”) filed with the Commission on August 19, 2016, effective as of August 15, 2016, the Company changed its name from “Calpian, Inc.” to “MoneyOnMobile, Inc.” by amending its Certificate of Formation.

The Company’s name change became effective with the Financial Industry Regulatory Authority, Inc. (“FINRA”) on October 26, 2016, and the Company’s common stock began quotation on the OTCQX under the new name and a new trading symbol, “MOMT”.

On October 26, 2016, the Company issued a press release announcing the symbol change. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (the “Form 8-K”) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Form 8-K, except as shall be expressly set forth by specific reference in such filing. The information in this Form 8-K will not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely by Regulation FD.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
99.1	Press release dated October 26, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: October 26, 2016	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated October 26, 2016